                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 22, 2003
                        (Date of earliest event reported)


                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                   000-25142              76-0210849
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS               77342
     (Address of principal executive offices)                 (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. The following exhibit is filed as a part of this report:

               99       Mitcham Industries, Inc. press release dated April 22,
                        2003.


ITEM 9. REGULATION FD DISCLOSURE.

        THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 9, "REGULATION FD DISCLOSURE" AND ITEM 12 "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

        On April 22, 2003, Mitcham Industries, Inc. issued a press release announcing earnings for the fiscal year ended January 31, 2003. The text of the press release is attached to this report as Exhibit 99.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MITCHAM INDUSTRIES, INC.


         Date: April 28, 2003           By: /s/ P. Blake Dupuis
                                            ----------------------------------
                                            P. Blake Dupuis
                                            Executive Vice President - Finance

                                  EXHIBIT INDEX

 Exhibit No.        Name of Exhibit
 -----------        ---------------
    99              Mitcham Industries, Inc. press release dated April 22, 2003.